UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, California 90071	90071
(Address of principal executive offices)	(Zip Code)

(213) 830-6300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A units representing limited liability company interests	OAK	New York Stock Exchange
6.625% Series A preferred units	OAK-A	New York Stock Exchange
6.550% Series B preferred units	OAK-B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 25, 2019, Oaktree Capital Group, LLC, a Delaware limited liability company (“Oaktree”), following the declaration by the U.S. Securities and Exchange Commission on June 20, 2019 that the Registration Statement on Form F-4 (No. 333-231335) (the “Registration Statement”) of Brookfield Asset Management Inc., a corporation incorporated under the laws of the Province of Ontario (“Brookfield”), became effective, received the written consent of Oaktree Capital Group Holdings, L.P., a Delaware limited partnership (“OCGH”), with respect to 13,000 class A units of Oaktree and 84,001,461 class B units of Oaktree in favor of the proposals summarized below to approve (i) the adoption of the Agreement and Plan of Merger, dated as of March 13, 2019, by and among Oaktree, Brookfield, Berlin Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Brookfield (“Merger Sub”), Oslo Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of OCGH (“SellerCo”), and Oslo Holdings Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Oaktree (“Seller MergerCo”), pursuant to which, among other things, (a) Merger Sub will merge with and into Oaktree (the “initial merger”), with Oaktree continuing as the surviving entity, and (b) immediately following the initial merger, SellerCo will merge with and into Seller MergerCo (the “subsequent merger” and together with the initial merger, the “mergers”), with Seller MergerCo continuing as the surviving entity, and (ii) the adoption of a resolution regarding certain executive officer compensation payments that will or may be made to Oaktree’s named executive officers in connection with the mergers. The completion of the mergers remains subject to the satisfaction or waiver of customary closing conditions.

The approval of the proposals by 13,000 class A units of Oaktree and 84,001,461 class B units of Oaktree pursuant to the written consent of OCGH constitutes approval by a majority (approximately 91.7397%) of the total aggregate voting power of Oaktree class A units and Oaktree class B units, voting together as a single class, issued and outstanding and entitled to submit written consents as of June 17, 2019, the record date for the determination of the unitholders entitled to consent in connection with the consent solicitation. A summary of the proposals, which are described more fully in the consent solicitation statement/prospectus that is part of the Registration Statement, is set forth below:

Proposal 1.

The adoption of the Agreement and Plan of Merger, dated as of March 13, 2019, by and among Oaktree, SellerCo, Seller MergerCo, Brookfield and Merger Sub, pursuant to which, among other things, (a) Merger Sub will merge with and into Oaktree, with Oaktree continuing as the surviving entity, and (b) immediately following the initial merger, SellerCo will merge with and into Seller MergerCo, with Seller MergerCo continuing as the surviving entity.

Proposal 2.	The adoption of the following resolution, on a non-binding, advisory basis:

“RESOLVED, that the compensation that will or may be made to Oaktree’s named executive officers in connection with the mergers, and the agreements or understandings pursuant to which such compensation will or may be made, in each case, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “Special Factors—Interests of Oaktree Directors and Executive Officers in the Mergers” beginning on page 97 of the consent solicitation statement/prospectus, dated June 20, 2019, which is a part of the Registration Statement on Form F-4 (No. 333-231335) of Brookfield are hereby APPROVED.”

* * *

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report is being made in respect of the proposed merger transactions between Oaktree and Brookfield. In connection with the proposed mergers, Brookfield filed with the SEC a Registration Statement on Form F-4 (No. 333-231335) that includes a consent solicitation statement of Oaktree and a prospectus of Brookfield, as well as other relevant documents regarding the proposed transactions. The Registration Statement, as amended, was declared effective by the SEC on June 20, 2019. Oaktree commenced mailing the definitive consent solicitation statement/prospectus to Oaktree unitholders on or about June 24, 2019. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE MERGERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the consent solicitation statement/prospectus, as well as other filings containing information about Oaktree and Brookfield, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Oaktree by accessing Oaktree’s website at ir.oaktreecapital.com or from Brookfield by accessing Brookfield’s website at bam.Brookfield.com/reports-and-filings. Copies of the consent solicitation statement/prospectus can also be obtained, free of charge, by directing a request to Oaktree Investor Relations at Unitholders – Investor Relations, Oaktree Capital Management, L.P., 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071, by calling (213) 830-6483 or by sending an e-mail to investorrelations@oaktreecapital.com or to Brookfield Investor Relations by calling (416) 359-8647 or by sending an e-mail to linda.northwood@brookfield.com.

Oaktree and certain of its directors and executive officers may be deemed to be participants in the solicitation of consents from Oaktree unitholders in respect of the transactions described in the consent solicitation statement/prospectus. Information regarding Oaktree’s directors and executive officers is contained in Oaktree’s Annual Report on Form 10-K for the year ended December 31, 2018, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transactions may be obtained by reading the consent solicitation statement/prospectus regarding the proposed mergers when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which reflect the current views of Oaktree with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements and information by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on Oaktree’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. Such forward-looking statements and information are subject to risks and uncertainties and assumptions relating to Oaktree’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

In addition to factors previously disclosed in Brookfield’s and Oaktree’s reports filed with securities regulators in Canada and the United States and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements and information or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Brookfield and Oaktree to terminate the definitive merger agreement between Brookfield and Oaktree; the outcome of any legal proceedings that may be instituted against Brookfield, Oaktree or their respective unitholders, shareholders or directors; the ability to obtain regulatory approvals and meet other closing conditions to the mergers, including the risk that regulatory approvals required for the mergers are not obtained or are obtained subject to conditions that are not anticipated or that are material and adverse to Brookfield’s or Oaktree’s business; a delay in closing the mergers; business disruptions from the proposed mergers that will harm Brookfield’s or Oaktree’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the mergers; certain restrictions during the pendency of the mergers that may impact Brookfield’s or Oaktree’s ability to pursue certain business opportunities or strategic transactions; the ability of Brookfield or Oaktree to retain and hire key personnel; uncertainty as to the long-term value of the Class A shares of Brookfield following the mergers; the continued availability of capital and financing following the mergers; the business, economic and political conditions in the markets in which Brookfield and Oaktree operate; changes in Oaktree’s or Brookfield’s anticipated revenue and income, which are inherently volatile; changes in the value of Oaktree’s or Brookfield’s investments; the pace of Oaktree’s or Brookfield’s raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of Oaktree’s existing funds; the amount and timing of distributions on Oaktree’s preferred units and Class A units; changes in Oaktree’s operating or other expenses; the degree to which Oaktree or Brookfield encounters competition; and general political, economic and market conditions.

Any forward-looking statements and information speak only as of the date of this Current Report or as of the date they were made, and except as required by law, neither Brookfield nor Oaktree undertakes any obligation to update forward-looking statements and information. For a more detailed discussion of these factors, also see the information under the caption “Business Environment and Risks” in Brookfield’s most recent report on Form 40-F for the year ended December 31, 2018, and under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Oaktree’s most recent report on Form 10-K for the year ended December 31, 2018, and in each case any material updates to these factors contained in any of Brookfield’s or Oaktree’s future filings.

As for the forward-looking statements and information that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements and information. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oaktree Capital Group, LLC

Date: June 25, 2019	By:	/s/ Jay Wintrob
Name: Jay Wintrob
Title: Chief Executive Officer